             Exhibit 28(h)(24) under Form N-1A
           Exhibit 99 under Item 601/Reg. S-K

SCHEDULE 1
TO SECOND AMENDED AND RESTATED SERVICES AGREEMENT
(revised 9/1/10)
The following lists the Funds and Shares subject to the Second Amended and Restated Services Agreement (“Agreement”) which have the ability to charge the maximum 0.25% Service Fee payable by the Funds pursuant to the Agreement.
CASH TRUST SERIES, INC.
Federated Government Cash Series
Federated Municipal Cash Series
Federated Prime Cash Series
Federated Treasury Cash Series
FEDERATED ADJUSTABLE RATE SECURITIES FUND
Institutional Shares
Institutional Service Shares
FEDERATED EQUITY FUNDS
Federated Capital Appreciation Fund
Class A Shares
Class C Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Federated Global Equity Fund
Class A Shares
Class C Shares
Federated InterContinental Fund
Class A Shares
Class C Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Federated Kaufmann Fund
Class A Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class C Shares
Federated Market Opportunity Fund
Class A Shares
Class C Shares
Federated Mid-Cap Growth Strategies Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares

Federated Prudent Bear Fund
Class A Shares
Class C Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
FEDERATED EQUITY INCOME FUND, INC.
Class A Shares
Class C Shares
Class F Shares
FEDERATED FIXED INCOME SECURITIES, INC.
Federated Municipal Ultrashort Fund
Class A Shares
Federated Strategic Income Fund
Class A Shares
Class C Shares
Class F Shares
FEDERATED GNMA TRUST
Institutional Shares
Institutional Service Shares
FEDERATED GOVERNMENT INCOME SECURITIES, INC.
Class A Shares
Class C Shares
Class F Shares
FEDERATED HIGH INCOME BOND FUND, INC.
Class A Shares
Class C Shares
FEDERATED HIGH YIELD TRUST
Institutional Service Shares
FEDERATED INCOME SECURITIES TRUST
Federated Capital Income Fund
Class A Shares
Class C Shares
Class F Shares
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Federated Fund for U.S. Government Securities
Class A Shares
Class C Shares
Federated Global Macro Bond Fund
Class A Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Institutional Shares
Institutional Service Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class C Shares
Class F Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares

Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Institutional Shares
Institutional Service Shares
FEDERATED INCOME TRUST
Federated Income Trust
Class Y Shares
Institutional Shares
Institutional Service Shares
FEDERATED INDEX TRUST
Federated Max-Cap Index Fund
Class C Shares
Institutional Shares
Institutional Service Shares
Federated Mid-Cap Index Fund
Institutional Service Shares
FEDERATED INSTITUTIONAL TRUST
Federated Government Ultrashort Duration Fund
Class A Shares
Institutional Service Shares
Federated Intermediate Government/Corporate Fund
Institutional Service Shares
FEDERATED INSURANCE SERIES
Federated Capital Appreciation Fund II
Primary Shares
Service Shares
Federated Capital Income Fund II
Federated Fund for US Government Securities II
Federated High Income Bond Fund II
Primary Shares
Service Shares
Federated Kaufmann Fund II
Primary Shares
Service Shares
Federated Prime Money Fund II
FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.
Institutional Service Shares
FEDERATED INTERNATIONAL SERIES, INC.
Federated International Bond Fund
Class A Shares
Class C Shares
FEDERATED INVESTMENT SERIES FUNDS, INC.
Federated Bond Fund
Class A Shares
Class C Shares
Class F Shares
FEDERATED MANAGED ALLOCATION PORTFOLIOS
Federated Balanced Allocation Fund
Class A Shares
Class C Shares

FEDERATED MDT SERIES
Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class C Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class C Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
FEDERATED MDT STOCK TRUST
Institutional Service Shares
Institutional Shares
FEDERATED MUNICIPAL SECURITIES FUND, INC.
Class A Shares
Class C Shares
Class F Shares
FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Federated Michigan Intermediate Municipal Trust
Class A Shares
Federated Municipal High Yield Advantage Fund
Class A Shares
Class C Shares
Class F Shares
Federated New York Municipal Income Fund
Class A Shares
Federated Ohio Municipal Income Fund
Class A Shares
Class F Shares
Federated Pennsylvania Municipal Income Fund
Class A Shares
Class A Shares
FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
Class A Shares
Institutional Shares
Institutional Service Shares
FEDERATED STOCK AND BOND FUND
Class A Shares
Class C Shares
FEDERATED TOTAL RETURN SERIES, INC.
Federated Mortgage Fund
Institutional Shares
Institutional Service Shares
Federated Ultrashort Bond Fund
Class A Shares
Institutional Shares
Institutional Service Shares
FEDERATED U.S. GOVERNMENT BOND FUND
Institutional Service Shares

FEDERATED U.S. GOVERNMENT SECURITIES FUND:  2-5 YEARS
Institutional Shares
Institutional Service Shares
FEDERATED WORLD INVESTMENT SERIES, INC.
Federated International High Income Fund
Class A Shares
Class C Shares
Class F Shares
Federated International Leaders Fund
Class A Shares
Class C Shares
Institutional Shares
Federated International Small-Mid Company Fund
Class A Shares
Class C Shares
INTERMEDIATE MUNICIPAL TRUST
Federated Intermediate Municipal Trust
Institutional Shares
EDWARD JONES MONEY MARKET FUND
Retirement Shares
Investment Shares
MONEY MARKET OBLIGATIONS TRUST
Federated Alabama Municipal Cash Trust
Federated Arizona Municipal Cash Trust
Institutional Service Shares
Federated Automated Cash Management Trust
Cash II Shares
Institutional Service Shares
Federated Automated Government Cash Reserves
Federated Automated Government Money Trust
Federated Automated Treasury Cash Reserves
Federated California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Federated Connecticut Municipal Cash Trust
Cash Series Shares
Federated Capital Reserves Fund
Federated Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Federated Government Obligations Tax-Managed Fund
Institutional Shares
Institutional Service Shares
Federated Government Reserves Fund

Federated Liberty U.S. Government Money Market Trust
Class A Shares
Class C Shares
Class F Shares
Federated Maryland Municipal Cash Trust
Federated Massachusetts Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Master Trust
Federated Michigan Municipal Cash Trust
Institutional Shares
Institutional Service Shares
Federated Minnesota Municipal Cash Trust
Institutional Shares
Cash Series Shares
Federated Money Market Management
Eagle Shares
Premier Shares
Federated Municipal Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Federated Municipal Trust
Federated New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Shares
Institutional Service Shares
Federated New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
Federated North Carolina Municipal Cash Trust
Federated Ohio Municipal Cash Trust
Cash II Shares
Institutional Shares
Institutional Service Shares
Federated Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Shares
Institutional Service Shares
Federated Prime Cash Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Federated Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares
Federated Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares

Federated Prime Value Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Federated Tax-Free Obligations Fund
Institutional Shares
Institutional Service Shares
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Federated Trust for Government Cash Reserves
Federated Trust for U.S. Treasury Obligations
Federated U.S. Treasury Cash Reserves
Institutional Shares
Institutional Service Shares
Federated Virginia Municipal Cash Trust
Cash Series Shares
Institutional Shares
Institutional Service Shares
Tax-Free Money Market Fund
Institutional Service Shares
Investment Shares